SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Short-Term Municipal Bond Fund
Class A
The following changes are effective on or about July 15, 2020:
Effective on or about July 15, 2020, a front-end sales charge of 2.25% and related sales charge discounts and contingent deferred sales charges will apply to new fund share purchases for Class A shares.
The following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES” heading in the summary section of the fund’s prospectus:
These are the fees and expenses you may pay when you buy and hold shares. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Class S shares, which are not reflected in the tables or the example below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $100,000 in Class A shares in DWS funds or if you invest at least $250,000 in Class T shares in the fund. More information about these and other discounts and waivers is available from your financial representative and in Choosing a Share Class (p. 13), Sales Charge Waivers and Discounts Available Through Intermediaries (Appendix B, p. 37) and Purchase and Redemption of Shares in the fund’s Statement of Additional Information (SAI) (p. II-14).
The following disclosure replaces footnote 1 appearing under the “ANNUAL FUND OPERATING EXPENSES” table under the “FEES AND EXPENSES” heading in the summary section of the fund’s prospectus:
1 Investments of $250,000 or more made on or after July 15, 2020 may be eligible to buy Class A shares without a sales charge (load), but may be subject to a contingent deferred sales charge of 0.75% if redeemed within 12 months of the original purchase date.
The following disclosure replaces the existing similar disclosure that is contained under the “FEES AND EXPENSES” heading in the summary section of the fund’s prospectus:
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Years	A	T	C	INST	S
1	$297	$322	$250	$48	$58
3	471	519	494	179	202
5	660	732	863	322	359
10	1,207	1,346	1,899	738	814
You would pay the following expenses if you did not redeem your shares:
Years	A	T	C	INST	S
1	$297	$322	$150	$48	$58
3	471	519	494	179	202
5	660	732	863	322	359
10	1,207	1,346	1,899	738	814
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The following disclosure replaces the existing similar disclosure that is contained in the “Classes and features” and “Points to help you compare” table and the two paragraphs below the table contained under the “CHOOSING A SHARE CLASS” heading of the ”Investing in the Fund” section of the fund’s prospectus:
Class A
Classes and features
■	Sales charge of up to 2.25% charged when you buy shares
■	In most cases, no charge when you sell shares
■	Up to 0.25% annual shareholder servicing fee
Points to help you compare
■	Some investors may be able to reduce or eliminate their sales charge; see “Class A Shares” and Appendix B
■	Total annual expenses are lower than those for Class C
■	Distributions are generally higher than Class C
■	The sales charge applicable to other DWS funds will apply for exchanges from Class A of DWS Short-Term Municipal Bond Fund into Class A of other DWS funds if the Class A shares of DWS Short-Term Municipal Bond Fund were purchased during the period beginning February 11, 2019 and ending on or about July 15, 2020, when DWS Short-Term Municipal Bond Fund did not charge a front-end sales charge
Class T
Classes and features
■	Sales charge of up to 2.50% charged when you buy shares
■	No charge when you sell shares
■	0.25% annual distribution/shareholder servicing fee
Points to help you compare
■	Only available through certain financial intermediaries
■	Not available for purchase
■	Total annual expenses are lower than those for Class C
■	Unlike Class A, Class T investors are not able to reduce or eliminate their sales charge using any of the purchase privileges described in “Class A Shares”
■	No exchange privileges
■	Distributions are generally higher than Class C
Class C
Classes and features
■	No sales charge when you buy shares
■	Deferred sales charge of 1.00%, charged when you sell shares you bought within the last year
■	0.75% annual distribution fee and up to 0.25% annual shareholder servicing fee
Points to help you compare
■	Unlike Class A and Class T, Class C does not have a sales charge when buying shares, but has higher annual expenses and a one year deferred sales charge
■	Distributions are generally lower than Class A and Class T
■	Maximum investment applies
■	Class C automatically converts to Class A after 10 years, provided that records held by the fund or your financial intermediary verify Class C shares have been held for at least 10 years
The sales charge on purchases of Class A and Class T shares and the contingent deferred sales charge (CDSC) on redemptions of Class A and Class C shares are paid to the fund’s distributor, DDI, who may distribute all or a portion of the sales charge to your financial representative. In certain instances described below, a sales charge may be waived by DDI or your financial representative. If your financial representative agrees to waive any sales charge due to it from DDI, DDI will not collect the sales charge on your investment or redemption.
The availability of certain sales charge waivers and discounts may depend on whether you purchase your shares directly from the fund or through a financial intermediary. Intermediaries may have different policies and procedures regarding the availability of front-end sales load waivers or CDSC waivers (see Appendix B). In all instances, it is the shareholder’s responsibility to notify the fund or the purchaser’s financial intermediary at the time of purchase of any relationship or other facts qualifying the shareholder for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase fund shares directly from the fund or through another intermediary.

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The “Class A Shares” sub-section contained under the “CHOOSING A SHARE CLASS” heading in the “Investing in the Fund” section of the fund’s prospectus is replaced in its entirety with the following:
Class A Shares
Class A shares may make sense for long term investors, especially those who are eligible for a reduced or eliminated sales charge.
Class A shares have a 12b-1 plan, under which a shareholder servicing fee of up to 0.25% is deducted from class assets each year. Because the shareholder servicing fee is continuous in nature, it may, over time, increase the cost of your investment and may cost you more than paying other types of sales charges.
Class A shares have an up-front sales charge that varies with the amount you invest:
Your investment	Front-end sales charge as a % of offering price(1)(2)	Front-end sales charge as a % of your net investment(2)
Under $100,000	2.25%	2.30%
$100,000-$249,999	1.75	1.78
$250,000 or more	see below	see below
[1]	The “offering price”, the price you pay to buy shares, includes the sales charge which will be deducted directly from your investment.
[2]	Because of rounding in the calculation of the offering price, the actual front-end sales charge paid by an investor may be higher or lower than the percentages noted.
You may be able to lower your Class A sales charge if:
■	you indicate your intent in writing to invest at least $100,000 in any share class of any retail DWS fund (excluding direct purchase of DWS money market funds) over the next 24 months (Letter of Intent);
■	your holdings in all share classes of any retail DWS fund (excluding shares in DWS money market funds for which a sales charge has not previously been paid and computed at the maximum offering price at the time of the purchase for which the discount is applicable for Class A shares) you already own plus the amount you’re investing now in Class A shares is at least $100,000 (Cumulative Discount); or
■	you are investing a total of $100,000 or more in any share class of two or more retail DWS funds (excluding direct purchases of DWS money market funds) on the same day (Combined Purchases).
The point of these three features is to let you count investments made at other times or in certain other funds for purposes of calculating your present sales charge. Any time you can use the privileges to “move” your investment into a lower sales charge category, it’s generally beneficial for you to do so.
For purposes of determining whether you are eligible for a reduced Class A sales charge, you and your immediate family (i.e., your spouse or life partner and your children or stepchildren age 21 or younger) may aggregate your investments in the DWS funds. This includes, for example, investments held in a retirement account, an employee benefit plan or with a financial representative other than the one handling your current purchase. These combined investments will be valued at their current offering price to determine whether your current investment qualifies for a reduced sales charge.
To receive a reduction in your Class A initial sales charge, you must let your financial representative or Shareholder Services know at the time you purchase shares that you qualify for such a reduction. You may be asked by your financial representative or Shareholder Services to provide account statements or other information regarding related accounts of you or your immediate family in order to verify your eligibility for a reduced sales charge.
Information about sales charge discounts is available free of charge. Please visit dws.com, refer to the section entitled “Purchase and Redemption of Shares” in the fund’s Statement of Additional Information or consult with your financial representative. Certain intermediaries may provide different sales charge discounts which are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
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In certain circumstances listed below, you may be able to buy Class A shares without a sales charge. In addition, certain intermediaries may provide different sales charge waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus. Your financial representative or Shareholder Services can answer questions and help you determine if you are eligible for any of the sales charge waivers.
Class A NAV Sales. Class A shares may be sold at net asset value without a sales charge to:
(1)	investors investing $250,000, either as a lump sum or through the sales charge reduction features referred to above (collectively, the Large Order NAV Purchase Privilege). The Large Order NAV Purchase Privilege is not available if another net asset value purchase privilege is available. Purchases (made on or after July 15, 2020) pursuant to the Large Order NAV Purchase Privilege may be subject to a CDSC of 0.75% if redeemed within 12 months of purchase. The CDSC is waived under certain circumstances (see below);
(2)	a current or former director or trustee of DWS mutual funds;
(3)	an employee (including the employee’s spouse or life partner and children or stepchildren age 21 or younger) of Deutsche Bank AG or its affiliates or of a subadvisor to any fund in the DWS funds or of a broker-dealer authorized to sell shares of a fund or service agents of a fund;
(4)	certain professionals who assist in the promotion of DWS funds pursuant to personal services contracts with DDI, for themselves or immediate members of their families;
(5)	any trust, pension, profit-sharing or other benefit plan for only such persons listed under the preceding paragraphs (2) and (3);
(6)	persons who purchase such shares through bank trust departments that process such trades through an automated, integrated mutual fund clearing program provided by a third party clearing firm;
(7)	selected employees (including their spouses or life partners and children or stepchildren age 21 or younger) of banks and other financial services firms that provide administrative services related to order placement and payment to facilitate transactions in shares of a DWS fund for their clients pursuant to an agreement with DDI or one of its affiliates. Only those employees of such banks and other firms who as part of their usual duties provide services related to transactions in fund shares qualify;
(8)	unit investment trusts sponsored by Ranson & Associates, Inc. and unitholders of unit investment trusts sponsored by Ranson & Associates, Inc. or its predecessors through reinvestment programs described in the prospectuses of such trusts that have such programs;
(9)	persons who purchase such shares through certain investment advisors registered under the Investment Advisers Act of 1940 and other financial services firms acting solely as agent for their clients, that adhere to certain standards established by DDI, including a requirement that such shares be sold for the benefit of their clients participating in an investment advisory program or agency commission program under which such clients pay a fee to the investment advisor or other firm for portfolio management or agency brokerage services. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by a fund;
(10)	financial service firms that have entered into an agreement with DDI to offer Class A shares through a no-load network, platform or self-directed brokerage account that may or may not charge transaction fees to their clients. Refer to the section entitled “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus for information about available sales charge waivers through certain intermediaries;
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(11)	DWS/Ascensus 403(b) Plans established prior to October 1, 2003, provided that the DWS/Ascensus 403(b) Plan is a participant-directed plan that has not less than 200 eligible employees;
(12)	Employer-sponsored retirement plans that are maintained by a fund at an omnibus level or are part of retirement plans or platforms offered by banks, broker-dealers, financial representatives or insurance companies or serviced by retirement recordkeepers (each, an “Employer-Sponsored Retirement Plan”). For purposes of this sales charge waiver, the term “Employer-Sponsored Retirement Plan” includes 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans, defined benefit plans, and non-qualified deferred compensation plans, but does not include SEP IRAs, SIMPLE IRAs, or Salary Reduction Simplified Employee Pension Plans (SARSEPs) (each, an “Employer-Sponsored IRA”);
In addition, Class A shares may be sold at net asset value without a sales charge in connection with:
(13)	the acquisition of assets or merger or consolidation with another investment company, and under other circumstances deemed appropriate by DDI and consistent with regulatory requirements;
(14)	a direct “roll over” of a distribution from a DWS/Ascensus 403(b) Plan or from participants in employer sponsored employee benefit plans maintained on the OmniPlus subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates into a DWS IRA;
(15)	reinvestment of fund dividends and distributions;
(16)	exchanging an investment in Class A shares of another fund in the DWS funds for an investment in the fund;
(17)	exchanging an investment in Class C, Class S or Institutional Class shares of the fund for an investment in Class A shares of the same fund pursuant to one of the exchange privileges described in the prospectus.
Class A shares also may be purchased at net asset value without a sales charge in any amount by members of the plaintiff class in the proceeding known as Howard and Audrey Tabankin, et al. v. Kemper Short-Term Global Income Fund, et al., Case No. 93 C 5231 (N.D. IL). This privilege is generally non-transferable and continues for the lifetime of individual class members and has expired for non-individual class members. To make a purchase at net asset value under this privilege, the investor must, at the time of purchase, submit a written request that the purchase be processed at net asset value pursuant to this privilege specifically identifying the purchaser as a member of the “Tabankin Class.” Shares purchased under this privilege will be maintained in a separate account that includes only shares purchased under this privilege. For more details concerning this privilege, class members should refer to the Notice of (i) Proposed Settlement with Defendants; and (ii) Hearing to Determine Fairness of Proposed Settlement, dated August 31, 1995, issued in connection with the aforementioned court proceeding. For sales of fund shares at net asset value pursuant to this privilege, DDI may in its discretion pay dealers and other financial services firms a concession, payable quarterly, at an annual rate of up to 0.25% of net assets attributable to such shares maintained and serviced by the firm. A firm becomes eligible for the concession based upon assets in accounts attributable to shares purchased under this privilege in the month after the month of purchase and the concession continues until terminated by DDI. The privilege of purchasing Class A shares of a fund at net asset value under this privilege is not available if another net asset value purchase privilege also applies.
The Class A CDSC for shares purchased through the Large Order NAV Purchase Privilege will be waived in the event of:
(1)	redemptions by a participant-directed qualified retirement plan described in Internal Revenue Code of 1986, as amended (Internal Revenue Code) Section 401(a), a participant-directed non-qualified deferred compensation plan described in Internal Revenue Code Section 457 or a participant-directed qualified retirement plan described in Internal Revenue Code Section 403(b)(7) which is not sponsored by a K-12 school district;
(2)	redemptions by (i) employer-sponsored employee benefit plans using the subaccount recordkeeping system made available through ADP, Inc. under an alliance between ADP, Inc. and DDI and its affiliates; or (ii) DWS/Ascensus 403(b) Plans;
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(3)	redemption of shares of a shareholder (including a registered joint owner) who has died;
(4)	redemption of shares of a shareholder (including a registered joint owner) who after purchase of the shares being redeemed becomes totally disabled (as evidenced by a determination by the federal Social Security Administration);
(5)	redemptions under a fund’s Systematic Withdrawal Plan at a maximum of 12% per year of the net asset value of the account; and
(6)	redemptions for certain loan advances, hardship provisions or returns of excess contributions from retirement plans.
In addition, certain intermediaries may provide different CDSC waivers. These waivers and the applicable intermediaries are described under “Sales Charge Waivers and Discounts Available Through Intermediaries” in Appendix B to this prospectus.
The following disclosure replaces the existing similar disclosure that is contained under the “POLICIES ABOUT TRANSACTIONS” heading in the “Investing in the Fund” section of the fund’s prospectus:
Class S or Institutional Class to Class A in the Same Fund Exchange Privilege. Exchanges by a financial intermediary of Class S or Institutional Class shares for Class A shares of the same fund are allowed without the imposition of a sales charge in connection with a change in account type or otherwise in accordance with the intermediary’s policies and procedures that renders a shareholder ineligible for Class S or Institutional Class shares. The availability of this exchange privilege and sales charge waiver depends on the policies, procedures and trading platforms of the intermediary. Investors should contact their financial intermediary to learn more about the details of this exchange feature. Shareholders generally will not recognize a gain or loss for federal income tax purposes upon the exchange of Class S or Institutional Class shares of a fund for Class A shares of the same fund.
The following disclosure replaces the existing similar disclosure that is contained under the “HOW THE FUND CALCULATES SHARE PRICE” heading in the “Investing in the Fund” section of the fund’s prospectus:
The price at which you buy shares is based on the NAV per share calculated after the order is received and accepted by the transfer agent, although for Class A and Class T shares it will be adjusted to allow for any applicable sales charge (see “Choosing a Share Class”). The price at which you sell shares is also based on the NAV per share calculated after the order is received and accepted by the transfer agent, although a CDSC may be taken out of the proceeds (see “Choosing a Share Class”). To obtain the fund’s most recent share price, go to dws.com (the Web site does not form a part of this prospectus) or call the phone number included in this prospectus.
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The following disclosure replaces the existing similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading in the “APPENDIX A” section of the fund’s prospectus:
DWS Short-Term Municipal Bond Fund — Class A
	Maximum Sales Charge: 2.25%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.72%	1.93%	$10,193.37	$296.89
2	10.25%	0.82%	6.19%	$10,619.45	$85.33
3	15.76%	0.82%	10.63%	$11,063.35	$88.90
4	21.55%	0.82%	15.26%	$11,525.79	$92.62
5	27.63%	0.82%	20.08%	$12,007.57	$96.49
6	34.01%	0.82%	25.09%	$12,509.49	$100.52
7	40.71%	0.82%	30.32%	$13,032.39	$104.72
8	47.75%	0.82%	35.77%	$13,577.14	$109.10
9	55.13%	0.82%	41.45%	$14,144.66	$113.66
10	62.89%	0.82%	47.36%	$14,735.91	$118.41
Total					$1,206.64
Please Retain This Supplement for Future Reference
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